SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2019

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ENTERPRISE DIVERSIFIED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 336-7737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On Monday, June 24, 2019, Enterprise Diversified, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders, for which the board of directors solicited proxies.

As of April 12, 2019, the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, there were 2,544,776 shares of common stock outstanding and eligible to vote. 1,825,016 shares, or approximately 71.72% of such outstanding shares, were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the stockholders of the Company voted on the following matters as described in the Company’s Proxy Statement dated April 22, 2019, as amended and supplemented on May 22, 2019:

Proposal One. The Company’s stockholders elected five (5) directors to serve on the board of directors for a one-year term to expire at the Company’s 2020 Annual Meeting of Stockholders, as set forth below:

Name	Votes For	Withheld Votes
Thomas Braziel	1,225,302	28,152
Jeremy K. Deal	1,232,434	58,357
Steven L. Kiel	1,242,112	48,679
Alea A. Kleinhammer	1,221,763	31,687
Keith D. Smith	1,244,103	46,688

Proposal Two. The Company’s stockholders ratified the appointment of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,824,744	1	271	--

Proposal Three. The Company’s stockholders approved the non-binding, advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,249,695	39,888	1,208	534,225

The voting results for each proposal are the final voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2019		ENTERPRISE DIVERSIFIED, INC.

	By:	/s/ Steven L. Kiel
Steven L. Kiel
Executive Chairman